EXHIBIT 10.2

CONFIDENTIAL TREATMENT REQUESTED

[*] Denotes information for which confidential treatment has been requested.  Confidential portions omitted have been filed separately with the Securities and Exchange Commission.

AMENDMENT TWO
TO VALUE ADDED RESELLER PROGRAM AGREEMENT NUMBER AHA47
BY AND BETWEEN AGILENT TECHNOLOGIES, INC. AND
O.I. CORPORATION

The above referenced Value Added Reseller’s Agreement (“Agreement”) dated June 1, 2008, between Agilent Technologies, Inc. (“Agilent”) and O.I. Corporation (“Reseller”) is hereby amended as follows:

1.	The Agreement Term is modified to coincide with the new ordering period of January 01, 2009 through December 31, 2009.

2.	Exhibit E305 Version 9 LSCA Value Added Reseller Compensation Exhibit is hereby deleted and replaced with the attached Exhibit E305 Version 10.

3.	Exhibit E306 Version 6 Value Added Reseller Business Plan LSCA Products is hereby added and made part of this agreement.

ALL OTHER TERMS AND CONDITIONS OF THE ABOVE REFERENCED VALUE ADDED RESELLER PROGRAM AGREEMENT REMAIN UNCHANGED AND IN FULL FORCE AND EFFECT.

AGREED TO:		AGREED TO:

Representative:	O.I. Corporation	Agilent:	Agilent Technologies, Inc.

	/s/ J. Bruce Lancaster		/s/ Bill Wynne
	Authorized Representative Signature		Authorized Representative Signature

Name:	J. Bruce Lancaster	Name:	Bill Wynne
Title:	CEO/CFO	Title:	Contracts Specialist

Date:	01/06/09	Date:	01/06/09

Address:	151 Graham Road College Station, TX 77845	Address:	2850 Centerville Road Wilmington, DE 19808

AHA47

LSCA VALUE ADDED RESELLER COMPENSATION EXHIBIT	Exhibit E305

DISCOUNT SUMMARY TABLE

	COLUMN I	COLUMN II	COLUMN III	COLUMN IV
Volume Discount (Section 1)	[*]	[*]	[*]	[*]
Volume Performance Discount (Section 2)	[*]	[*]	[*]	[*]
TOTAL DISCOUNT PERCENTAGE	[*]	[*]	[*]	[*]

1. VOLUME BASED DISCOUNT

Eligible Products, including applicable standard options, will receive discounts in accordance with the following "Discount Percentage Schedule" at the Estimated Volume level established under this Exhibit. The discounts granted under this Exhibit are in lieu of and not in addition to any other discounts that might be available from Agilent with the exception of certain special promotions that may be offered from time to time.
DISCOUNT PERCENTAGE SCHEDULE

WORLDWIDE US DOLLAR NET			I		II		III		IV

100,000	-	499,999	[	*]	[	*]	[	*]	[	*]
500,000	-	999,999	[	*]	[	*]	[	*]	[	*]
1,000,000	-	1,999,999	[	*]	[	*]	[	*]	[	*]
2,000,000	-	3,999,999	[	*]	[	*]	[	*]	[	*]
4,000,000	-	6,499,999	[	*]	[	*]	[	*]	[	*]
6,500,000	-	UP	[	*]	[	*]	[	*]	[	*]

PRODUCTS SUBJECT TO DISCOUNT

Reseller is appointed for the following Products as defined by the solutions in the business plan:

COLUMN I	ALL PRODUCTS FROM PRODUCT LINES	AA Proprietary Supplies 58 Analytical Supplies BC LC Columns JW GC Columns
COLUMN II	SELECTED PRODUCTS FROM PRODUCT LINES	AZ* Gas Chromatography systems and related Products CA* Emerging Markets Measurement Solutions BZ* Gas Chromatography/Mass Spectroscopy Systems and Related Products
COLUMN III	SELECTED PRODUCTS FROM PRODUCT LINES	29* Liquid Chromatography and related Products MA Spectroscopy 89* LC Mass Spectrometers LI Laboratory Informatics
COLUMN IV	PRODUCTS FROM PRODUCT LINES	8P Replacement Parts

* Discounts also include all ChemStations associated with these Products

Notwithstanding the foregoing, Agilent reserves the right to determine which Products are eligible for discount.

PL29 PRODUCTS NOT ELIGIBLE FOR DISCOUNT

G1411A	Oracle client license
G4240A	HPLC-Chip MS Interface for use with Agilent MS

2.	VOLUME PERFORMANCE DISCOUNT

Reseller will receive a Volume Performance Discount of [*] percent ([*]%) on all orders placed during the following six (6) month period for Products in Column II and III, if Reseller’s total net purchases of Agilent Products under this Agreement for the prior six (6) months equal or exceed one hundred percent (100%) of volume target specified in Table 1 below.

For new Resellers the Volume Performance Discount will commence only after the initial six (6) months of the Agreement period. Reseller will not be eligible to receive Volume Performance discount unless a business plan has been agreed to between Reseller and Agilent.Should this Agreement be renewed, this section is also applicable during the first six (6) months of the renewal period.

[*] Denotes information for which confidential treatment has been requested.  Confidential portions omitted have been filed separately with the Securities and Exchange Commission.

TABLE 1
NET SALES VOLUME TARGET*

E305	Page 2 / 3
Revision Date 01-Nov-2008	Version Number 10

AHA47

LSCA VALUE ADDED RESELLER COMPENSATION EXHIBIT	Exhibit E305
1st Half – Agreement period	2nd Half – Agreement period	Agreement period – Annual Volume target
[*] USD	[*] USD	[*] USD
* If Reseller’s initial agreement period is less than 12 months the volume estimate will be prorated on the basis of 12 months.

3.	DEMO DISCOUNT

Products purchased for demonstration and development purposes receive an additional discount of [*] percent ([*]%), subject to Section 7 in R200L.

4.	WARRANTY

The following warranty terms shall apply:

a)
Reseller will receive an on-site warranty for Products beginning upon Reseller’s acceptance and ending either ninety (90) days thereafter or on the date that Reseller ships the Product(s) to the end-user, whichever occurs first. The end user warranty period for Products begins ninety (90) days after Reseller’s acceptance or the date the Product is received by the end-user, whichever occurs first.

b)	Agilent reserves the right to change the warranty. Such changes will affect only new orders.

c)
Reseller may provide more extensive warranties to end-users for certain Products only to the extent it receives Agilent's prior approval and provided further that Reseller indemnifies Agilent against damages, liability or claims arising from Reseller’s breach of such warranties or associated warranty service.

d)	End-users must provide proof of purchase to be eligible for Agilent warranty service.

WARRANTY TO END USERS

a)
Product warranty terms are provided with the Product, on quotations, upon request or at http://www.agilent.com/go/warranty_terms. Each Product receives a global warranty which includes the standard warranty for the country of purchase.

b)
Agilent warrants the Agilent hardware and consumables Products against defects in materials and workmanship and that the Product will conform to Specifications. Agilent warrants that Agilent owned standard Software substantially conforms to Specifications.

c)
If Agilent receives notice of defects or non-conformance during the warranty period, Agilent will, at its option, repair or replace the affected Product. Reseller or end user will pay expenses for return of such Product(s). Agilent will pay expenses for shipment of repaired or replacement Product(s).

d)
THE ABOVE WARRANTIES ARE EXCLUSIVE, AND NO OTHER WARRANTY, WHETHER WRITTEN OR ORAL, IS EXPRESSED OR IMPLIED. AGILENT SPECIFICALLY DISCLAIMS THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

[*] Denotes information for which confidential treatment has been requested.  Confidential portions omitted have been filed separately with the Securities and Exchange Commission.

E305	Page 3 / 3
Revision Date 01-Nov-2008	Version Number 10

S1	Exhibit E306
VALUE ADDED RESELLER BUSINESS PLAN LSCA PRODUCTS

Enter volumes in '000 USD
1. Volume Estimation by Product Line

Product Lines	Q1	Q2	Q3	Q4	1H	2H	CY
PL AZ - GC Products	[*]	[*]	[*]	[*]	[*]	[*]	[*]
PL CA -Emerging Markets Measurement Solutions	[*]	[*]	[*]	[*]	[*]	[*]	[*]
PL BZ - GC/MS Products	[*]	[*]	[*]	[*]	[*]	[*]	[*]
PL 29 - LC Products	[*]	[*]	[*]	[*]	[*]	[*]	[*]
PL MA - Spectroscopy	[*]	[*]	[*]	[*]	[*]	[*]	[*]
PL 89 - LC Mass Spectrometers	[*]	[*]	[*]	[*]	[*]	[*]	[*]
PL LI - Laboratory Informatics	[*]	[*]	[*]	[*]	[*]	[*]	[*]
PLs AA, 58, JW and BC -
Consumables and Columns	[*]	[*]	[*]	[*]	[*]	[*]	[*]
PL 8P - Replacement Parts	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Total	[*]	[*]	[*]	[*]	[*]	[*]	[*]

Note:   The above Total amounts will serve as the basis for the calculation of the Volume Performance Discount.

2. Activities Planned to Qualify for Functional Discounts

A. Value added solutions
Please list all the proposed value add solutions based on Agilent Products you will offer (add lines as appropriate). These solutions will be the only Value Added Solutions for which discounts are available under this agreement. New solutions introduced during the Agreement period require Agilent approval to become eligible for the VAR discounts.

Solution 1:
Description	Environmental system including the Agilent GC/MS and the OI Eclipse P&T system.

Agilent Products content	7890, 5975C, and software

Solution 2:
Description	GC system including the Agilent GC and OI ELCD/PID detectors

Agilent Products content	7890 and GC or GC/MS software

Solution 3:
Description

Agilent Products content

3. Sales and Service Coverage   Release point for all regions is College Station, TX
Please define geographic area with abilities to provide on-site sales and service activities on regular basis under this Agreement. The geographic areas are subject to Agilent's prior written approval.
Countries / region	Number of sales personnel	Number of service personnel
North America and Latin America/AFO	[*]	[*]
Euorpe/EMEA	[*]	[*]
Asia/APFO	[*]	[*]

Demo capabilities: Please provide details of demo facility, planned demo inventory and demo specialists	Demo facility includes a new 7890/5975C with capillary flow technology connected to an Eclipse P&T. There are other Agilent GC and GC/MS products in the production and R&D labs.

3. Customer Database Management
Please indicate your willingness to share enduser profiles with Agilent for improving effectiveness of marketing
	Yes	No
Do you maintain customer profile database	x
Are you willing to share customer profiles with Agilent		x

4. Support Plan

The following services will be available to customers:	Yes	No
Method development	x
Application assistance and troubleshooting	x
HW support	x
HW support online	x
SW support	x
SW support online	x
Other:

[*] Denotes information for which confidential treatment has been requested.  Confidential portions omitted have been filed separately with the Securities and Exchange Commission.

S1	Exhibit E306
VALUE ADDED RESELLER BUSINESS PLAN LSCA PRODUCTS

5. Marketing Plan
Indicate all the activities you plan to run independently from Agilent to promote your company and the products and marketing activities you will run for Agilent and with Agilent.

Customer seminars:	[*]

Telemarketing Activities planned:	[*]

Promotional Activities:	[*]

		Yes	No
Participation with Agilent:	Would you like to participate in Agilent Sales activities?

Which Agilent Sales Activities do you feel are most effective:	[*]

Reseller Signature:	/s/ J. Bruce Lancaster	Date:	6-Jan-09

Agilent Signature:	/s/ Bill Wynne	Date:	6-Jan-09

[*] Denotes information for which confidential treatment has been requested.  Confidential portions omitted have been filed separately with the Securities and Exchange Commission.